CAPITAL
                                                                    APPRECIATION
                                                                           TRUST


                               [PHOTO MONTAGE]
         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                               SEMI-ANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                               February 29, 2000

                                [HERITAGE LOGO]
                                ---------------
                              Capital Appreciation
                                    Trust(TM)

                                                                 April 19, 2000

Dear Fellow Shareholders:


     It is my pleasure to report to you on the performance of Heritage Capital Appreciation Trust (the "Fund") for the semiannual period ended February 29, 2000. For this six-month period, the Class A, B and C shares of your Fund delivered returns of +22.4%*, +22.1%* and +22.0%*, respectively. For the same period, the Standard & Poor's 500 Composite Stock Price Index gained 4.1%.


     In the seven weeks since the end of February 2000, the U.S. equity markets have been extraordinarily volatile, especially for technology and other high growth sectors of the market. Although we have bounced back off of the lows of April 14, 2000, the correction for many parts of the market has been very significant. In the letter that follows, Herb Ehlers, the portfolio manager for your Fund since its inception, comments on the impressive performance of your Fund and the U.S. stock market over recent periods. He also cautions about possible downturns (such as the one we have experienced since the date of Herb's letter), and reminds us again that investing is a marathon, not a sprint. With that in mind, I hope you will find the long-term performance results for your Fund (updated through March 31, 2000) to be helpful. All returns are shown net of all expenses and front- and back- end sales charges, as applicable.


ENDED MARCH 31, 2000                CLASS A**     CLASS B**      CLASS C**
--------------------------------   -----------   -----------   ------------
  One Year .....................      +33.20%       +34.87%        +38.94%
  Three Year ...................      +37.84%           N/A        +39.24%
  Five Year ....................      +28.89%           N/A            N/A
  Ten Year .....................      +19.46%           N/A            N/A
  Life of Class ................      +16.79%       +32.52%        +29.51%

     The Class A shares of the Fund have received a 5-Star overall rating*** from Morningstar, Inc. for the period ended March 31, 2000. This 5-Star rating is based on risk and performance scores for the Fund compared to a universe of 3,571 domestic equity funds.


     While we cannot predict what the markets will be like in the future, we remain confident in the abilities of Herb Ehlers and his team of analysts and portfolio managers at Goldman Sachs Asset Management to perform well for our shareholders. I hope you find Herb's comments helpful in understanding better how your Fund's investment portfolio is managed.


     Effective April 3, 2000, I accepted a position as President and Chief Operating Officer of Eagle Asset Management, Inc. ("Eagle"), an affiliate of Heritage Asset Management, Inc. ("Heritage"), and a subadviser to several of the Heritage mutual funds. Brian Lee, formerly Executive Vice-President of Eagle is now President of Heritage. At the next meeting of your Fund's Board of Trustees, we anticipate that Brian also will be named President of the various Heritage mutual funds, including Heritage Capital Appreciation Trust. I have enjoyed communicating with you over the past several years and am sure you will enjoy reading Brian's comments in the future.


     On behalf of all of us at Heritage, thank you for your continuing confidence in Heritage Capital Appreciation Trust.

                                        Sincerely,

                                        [GRAPHIC OMITTED]

                                        Stephen G. Hill
                                        President
                                        Heritage Capital Appreciation Trust
----------------
* These returns are calculated without the imposition of front- or back-end sales charges.
** Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. These numbers also reflect a contingent deferred sales load (CDSL) on Class B Shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSL for Class C Shares is charged on redemptions made within 12 months of purchase. Commencment of Class A shares was December 12, 1985, January 2, 1998 for Class B shares and April 3, 1995 for Class C shares.
*** Morningstar, Inc. brings both performance and risk together in one evaluation. Heritage Capital Appreciation Trust Class A Shares also received a 5-star rating out of 3,571 and 2,283 domestic equity funds, respectively for the three- and five-year periods ended February 29, 2000. For the ten-year period ended February 29, 2000, the Fund received a 4-star rating out of 786 domestic equity funds. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.

                                                                 March 27, 2000


Dear Fellow Shareholders:


     The performance results for the Heritage Capital Appreciation Trust ("HCAT" and/or "our Fund") continue to be excellent. As I discuss in the next paragraph, results won't always be this outstanding, but it sure is great fun when they are! Even though this is a report for the six months ended February 29, 2000, I thought you'd be interested in the calendar year results since, as in many facets of life, annual investment results are usually measured by the time it takes for the earth to revolve around the sun (with a starting date of January 1). For the calendar year ended December 31, 1999, our Fund's Class A shares were up 40.4%* compared to 21.0% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). This is on top of a 34.2%* gain for HCAT in calendar 1998! For the six month semi-annual period represented by this report (ending February 29, 2000), the Class A shares of our Fund were up 22.4%* compared to 4.1% for the S&P 500. For the twelve months ended February 29, 2000, the Class A shares of our Fund were up 33.0%* compared to 11.7% for the S&P 500. For the three years ended February 29, 2000, the Class A shares of our Fund were up at an annual rate of 34.6%* compared to 21.8% for the S&P 500. It's been quite a performance ride! Clearly, these have been the best of times.



     Now for my usual words of caution regarding future returns. I know, I said the same thing last year and look what happened: our Fund was up 33.0% in the 12 months ended 2/29/00. So bear with me because I feel I need to say it again. First, HCAT's performance for the past one, three and five years has really been terrific on both an absolute and relative basis (compared to both the S&P 500 and the Morningstar peer group). Second, such performance is unlikely to occur again for quite some time (I was wrong when I said this last year, and hopefully, my current prediction is equally wrong). But for the fun of it, and in order to demonstrate how difficult it is to achieve a high rate of return over a long time period, let's calculate what "only" 26% per year would mean in total appreciation over 30 years. The answer: $100,000 would increase in value to $100 million in only 30 years! Now that is difficult, and seems impossible. Could anyone be so fortunate?!


     By the way, I also make similar comments when performance isn't quite so good. So, let's all keep in mind that investing is a marathon, not a sprint. Performance plays out over very long periods of time. Our Fund's performance in future time periods may not be quite so good as in recent time periods. Of course, I have no idea of when those future time periods might be. Let's all hope they're many years away. But when our Fund's performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies -- leaders in their industries in many cases, and with excellent management. Over the long-term, we believe our Fund's portfolio of companies should be able to achieve increased earnings, high returns on capital, and increased value. If so, over the long-term, the stocks of these companies should produce reasonable returns.


     During the six months ended February 29, 2000, our Fund benefited from its holdings in various growth industries including cable TV and entertainment (+61.8%), wireless communications (+51.9%), Internet/online (+155.4%), and networking/telecom equipment (+216.7%).


     The following five stocks in our Fund more than doubled during the past six months and accounted for 70% of our Fund's total performance. Checkfree Holdings Corp., a B2C (internet speak for "Business to Consumer") company and the leader in bill presentment and bill payment over the Internet (i.e. we won't have to write and mail any more checks, but instead, just click and the bill is paid). In short, we'll be check free (hence the company's name)!; Qualcomm, the founder of CDMA (Code Division Multiple Access) technology, which we expect to be the leading wireless technology for third generation (3G) wireless usage; Echostar Communications, one of two U.S. direct broadcast satellite (DBS) television service companies, and better known as the DISH network (we also own shares in the competitor GM Hughes Electronics, known for its Direct TV service); Network Solutions, the leader in domain name registrations for the internet (.com, .net, .org) and a leader in the infrastructure of the Internet through its registry services; and the fifth company, Crown Castle, one of the largest owners of communications towers for wireless communications.

     In my last letter to shareholders, I commented on Telephone and Data Systems, which after lagging far behind the pack for ten years, sprinted to near the front during the prior year. Indeed, the stock was up 51.9% for the six months ended February 29, 2000, after doubling in the prior year. TDS was clearly one of the turtles in that well-known race with the hare. As I look over our Fund's portfolio today, I can identify a number of turtles which I believe have a reasonable chance of catching the famous hare. To name just a few, Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Cendant, Wrigley, Starwood, and Ambac would all be wearing the turtle label today. A common theme weaving through the turtles is that they are not "new economy" stocks. But unlike most new economy stocks, the turtles are producing tons of cash flow.


     While I am always hesitant to highlight one particular turtle (because after all we own lots of them), I thought I would share our thoughts with you on one of the slowest turtles in the portfolio for the past six months, Harrah's Entertainment. Harrah's stock declined 34% in the six months ended February 29, 2000, to $19 per share, and was one of the worst performers in the portfolio. Harrah's operates 23 casinos in 12 different domestic markets. Earnings are projected to be $1.65 - $1.70 per share this year and are expected to increase to approximately $2.00 per share next year. Therefore, the stock sells at 11.5x this year's EPS (earnings per share) and 9.5x next year's EPS. EBITDA (earnings before interest, taxes, and depreciation) is projected to be $850 million this year and $890 million next year, resulting in the company's total enterprise value (market capitalization plus debt) to EBITDA ratio of only 6.0x. We believe these are very attractive valuations for a company with Harrah's strong franchises and expected earnings growth. If Harrah's shares were valued at the same valuation that MGM is applying in its acquisition of Mirage Resorts, Inc., then Harrah's would be worth over $40 per share. Of course, the question is when does the turtle begin to run faster? Unfortunately, we don't have the answer for that. But, we do like the gaming business. We believe that Harrah's is one of the best in the business, and management is shareholder oriented. We're comfortable owning this business for the long term.


     Hopefully, all of our Fund's turtles begin to run faster. We believe that most of them will. But we also know that a few of them won't make it to the finish line in a reasonable period of time, and therefore may be sold as we balance corporate fundamentals versus our expected return on the stock.


     Our Fund's portfolio continues to emphasize broadcasting, communications services, communications equipment, and entertainment. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade. We remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives.


                                        Sincerely,

                                        [GRAPHIC OMITTED]

                                        Herbert E. Ehlers
                                        Managing Director
                                        Goldman Sachs & Co.
                                        Chief Investment Officer
                                        Growth Equity Strategy
                                        Goldman Sachs Asset Management




* These returns are calculated without the imposition of front-end sales charges.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 29, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------




                                                                                            MARKET
   SHARES                                                                                   VALUE
------------                                                                            -------------
COMMON STOCK--97.8%(A)
======================
    BANKS--1.9%
----------------
      82,200                                     State Street Corporation ............   $ 5,990,325
                                                                                         -----------
    BEVERAGES--0.5%
------------------
      52,000                                     PepsiCo, Inc. .......................     1,677,000
                                                                                         -----------
    BROADCASTING -- 10.9%
--------------------------
      45,700                                     AMFM Inc. * .........................     2,804,838
     135,000                                     Cablevision Systems
                                                 Corporation, Class "A" * ............     8,665,313
     129,400                                     CBS Corporation .....................     7,707,388
     153,349                                         Clear Channel Communications
                                                 Inc. * ..............................    10,216,877
     158,650                                     Infinity Broadcasting
                                                 Corporation, Class "A" * ............     5,066,884
                                                                                         -----------
                                                                                          34,461,300
                                                                                         -----------
    COMMUNICATIONS SERVICES -- 10.7%
--------------------------------------
     202,250                                     Crown Castle International
                                                 Corporation * .......................     6,522,563
      87,000                                     General Motors Corporation,
                                                 Class "H" ...........................    10,483,500
     124,500                                     MCI WorldCom, Inc. * ................     5,555,812
      64,400                                     Sprint Corporation
                                                 (PCS Group) * .......................     3,332,700
      29,300                                     Telephone & Data Systems, Inc. .          3,091,150
      88,000                                     Vodafone AirTouch PLC,
                                                 Sponsored ADR * .....................     5,076,500
                                                                                         -----------
                                                                                          34,062,225
                                                                                         -----------
    COMMUNICATIONS EQUIPMENT -- 10.0%
---------------------------------------
     207,200                                     Echostar Communications
                                                 Corporation, Class "A" * ............    23,620,800
      37,000                                     Nortel Networks Corporation .........     4,125,500
      29,000                                     QUALCOMM, Inc. * ....................     4,130,687
                                                                                         -----------
                                                                                          31,876,987
                                                                                         -----------
    COMPUTER SYSTEMS DESIGN -- 6.0%
-------------------------------------
     172,000                                     First Data Corporation ..............     7,740,000
     113,000                                     S1 Corporation * ....................    11,370,625
                                                                                         -----------
                                                                                          19,110,625
                                                                                         -----------
    CONSTRUCTION AND CONSTRUCTION PRODUCTS -- 2.1%
----------------------------------------------------
      34,930                                     Corning, Inc. .......................     6,566,840
                                                                                         -----------
    COSMETICS & TOILETRIES -- 0.8%
------------------------------------
      52,000                                     Avon Products, Inc. .................     1,407,250
      24,000                                     Colgate-Palmolive Company ...........     1,252,500
                                                                                         -----------
                                                                                           2,659,750
                                                                                         -----------
    ELECTRONIC EQUIPMENT -- 1.7%
----------------------------------
      70,000                                     Gemstar International Group
                                                 Ltd. * ..............................     5,311,250
                                                                                         -----------


                                                                                            MARKET
   SHARES                                                                                   VALUE
------------                                                                            -------------
COMMON STOCKS (CONTINUED)
=========================
    ENTERTAINMENT -- 13.9%
----------------------------
     291,000                                     AT&T - Liberty Media Group,
                                                 Class "A" * .........................    15,204,750
     517,000                                     Harrah's Entertainment, Inc. * ......     9,887,625
     151,000                                     Time Warner, Inc. ...................    12,910,500
      92,000                                     Westwood One, Inc. * ................     6,146,750
                                                                                         -----------
                                                                                          44,149,625
                                                                                         -----------
    FINANCIAL INSTITUTIONS -- 4.6%
------------------------------------
     107,300                                     Fannie Mae ..........................     5,686,900
     144,300                                     Freddie Mac .........................     6,024,525
     127,000                                     MBNA Corporation ....................     2,889,250
                                                                                         -----------
                                                                                          14,600,675
                                                                                         -----------
    FOOD -- 1.0%
-----------------
     197,300                                     Nabisco Group Holdings
                                                 Corporation .........................     1,701,712
      20,400                                     Wm. Wrigley Jr. Company .............     1,379,550
                                                                                         -----------
                                                                                           3,081,262
                                                                                         -----------
    HOTELS, MOTELS, AND INNS -- 1.6%
--------------------------------------
      41,400                                     Marriott International, Inc.,
                                                 Class "A" ...........................     1,141,087
     179,000                                     Starwood Hotels & Resorts
                                                 Worldwide Inc. ......................     4,016,312
                                                                                         -----------
                                                                                           5,157,399
                                                                                         -----------
    INFORMATION RETRIEVAL SERVICES -- 3.6%
--------------------------------------------
      75,000                                     Checkfree Holdings
                                                 Corporation * .......................     6,595,313
      45,000                                     Preview Travel Inc. * ...............     2,072,812
      18,000                                     YAHOO! Inc. * .......................     2,874,375
                                                                                         -----------
                                                                                          11,542,500
                                                                                         -----------
    INSURANCE -- 1.7%
-----------------------
      75,000                                     AMBAC Financial Group, Inc. .........     3,295,313
      90,400                                     Nationwide Financial
                                                 Services, Inc., Class "A" ...........     2,084,850
                                                                                         -----------
                                                                                           5,380,163
                                                                                         -----------
    MISCELLANEOUS SERVICES -- 1.5%
------------------------------------
     276,000                                     Cendant Corporation * ...............     4,916,250
                                                                                         -----------
    PHARMACEUTICAL -- 7.0%
-----------------------------
      73,300                                     American Home Products
                                                 Corporation .........................     3,188,550
      91,500                                     Bristol-Myers Squibb Company ........     5,198,344
     165,500                                     Pfizer, Inc. ........................     5,316,687
      72,000                                     Schering-Plough Corporation .........     2,511,000
      71,200                                     Warner-Lambert Company ..............     6,092,050
                                                                                         -----------
                                                                                          22,306,631
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 29, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                                            MARKET
   SHARES                                                                                   VALUE
------------                                                                            -------------
COMMON STOCK--(CONTINUED)
=========================
    PRINTING AND PUBLISHING -- 7.4%
-------------------------------------
     139,100                                              A.H. Belo Corporation,
                                                          Class "A" .............................   $  1,790,913
     112,800                                              Central Newspapers, Inc.,
                                                          Class "A" .............................      3,221,850
      46,000                                              Gannett Company .......................      2,998,625
     152,000                                              New York Times Company,
                                                          Class "A" .............................      6,422,000
      60,000                                              Tribune Company .......................      2,336,250
     250,000                                              Valassis Communications, Inc. .........      6,921,875
                                                                                                   -------------
                                                                                                      23,691,513
                                                                                                   -------------
    RETAIL STORES -- 1.4%
--------------------------
     166,000                                              Walgreen Company ......................      4,284,875
                                                                                                   -------------
    SECURITY DEALERS -- 1.2%
-----------------------------
      94,000                                              Charles Schwab Corporation ............      3,930,375
                                                                                                   -------------
    SOFTWARE -- 4.0%
----------------------
      39,660                                              GetThere.com, Inc. * ..................        993,979
      36,000                                              Network Solutions Inc.,
                                                          Class "A" * ...........................     11,607,750
                                                                                                   -------------
                                                                                                      12,601,729
                                                                                                   -------------
    UTILITIES -- 4.3%
----------------------
     164,300                                              AES Corporation .......................     13,770,394
                                                                                                   -------------
Total Common Stocks (cost $ 216,683,882)                                                            $311,129,693
                                                                                                   -------------
REPURCHASE AGREEMENT -- 2.7%(A)
===============================
Repurchase Agreement with State Street
Bank and Trust Company, dated
February 29, 2000 @ 5.55% to be
repurchased at $8,698,341 on
March 1, 2000, collateralized by
$8,985,000 United States Treasury Bonds,
5.00% due February 28, 2001, (market value
$8,868,476 including interest)
(cost $8,697,000)..............................................................................       8,697,000
                                                                                                  -------------
TOTAL INVESTMENT PORTFOLIO
  (cost $225,380,882)(b), 100.5% (a)...........................................................     319,826,693
OTHER ASSETS AND LIABILITIES, net, (0.5%) (a) .................................................      (1,598,112)
                                                                                                  -------------
NET ASSETS, 100% ..............................................................................     318,228,581
                                                                                                  =============

 *   Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $94,445,811 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $103,804,263 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,358,452.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 29, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Assets
------
Investments, at market value (identified cost $216,683,882) (Note 1) .....................                $311,129,693
Repurchase agreement (identified cost $8,697,000) (Note 1) ...............................                   8,697,000
Cash .....................................................................................                         283
Receivables:
 Investments sold ........................................................................                     144,520
 Fund shares sold ........................................................................                   1,855,323
 Dividends and interest ..................................................................                     112,147
Deferred state qualification expenses (Note 1) ...........................................                      26,805
Prepaid insurance (Note 1) ...............................................................                         220
                                                                                                          ------------
    Total Assets .........................................................................                 321,965,991

Liabilities
-----------
Payables (Note 4):
 Investments purchased ...................................................................  $2,471,618
 Fund shares redeemed ....................................................................     839,600
 Accrued management fee ..................................................................     186,148
 Accrued distribution fee ................................................................     134,357
 Other accrued expenses ..................................................................     105,687
                                                                                            ----------
    Total Liabilities ....................................................................                   3,737,410
                                                                                                          ------------
Net assets, at market value ..............................................................                $318,228,581
                                                                                                          ============
Net Assets
----------
Net assets consist of:
 Paid-in capital .........................................................................                $201,806,880
 Net investment loss (Note 1) ............................................................                    (971,146)
 Accumulated net realized gain ...........................................................                  22,947,036
 Net unrealized appreciation on investments ..............................................                  94,445,811
                                                                                                          ------------
Net assets, at market value ..............................................................                $318,228,581
                                                                                                          ============
Class A Shares
--------------
Net asset value and redemption price per share ($223,690,050 divided by 7,303,735 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2) ..........................                $      30.63
                                                                                                          ============
Maximum offering price per share (100/95.25 of $30.63 ) ..................................                $      32.16
                                                                                                          ============
Class B Shares
--------------
Net asset value, offering price and redemption price per share ($33,255,227 divided by
1,124,317
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ................                $      29.58
                                                                                                          ============
Class C Shares
--------------
Net asset value, offering price and redemption price per share ($61,283,304 divided by
2,072,835
 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ................                $      29.56
                                                                                                          ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST

                            STATEMENT OF OPERATIONS
                FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
-----------------
Income:
 Dividends ...........................................................                     $   647,236
 Interest ............................................................                         337,312
                                                                                           -----------
  Total income .......................................................                         984,548
Expenses (Notes 1 and 4):
 Management fee ......................................................    $1,030,145
 Distribution fee (Class A Shares) ...................................       347,892
 Distribution fee (Class B Shares) ...................................       133,481
 Distribution fee (Class C Shares) ...................................       237,482
 Shareholder servicing fees ..........................................        75,337
 Custodian/Fund accounting fees ......................................        43,102
 Professional fees ...................................................        25,035
 State qualification expenses ........................................        23,758
 Federal registration fees ...........................................        16,483
 Reports to shareholders .............................................        13,926
 Trustees' fees and expenses .........................................         4,237
 Insurance ...........................................................         2,666
 Other ...............................................................         2,150
                                                                          ----------
  Total expenses .....................................................                       1,955,694
                                                                                           -----------
Net investment loss ..................................................                        (971,146)
                                                                                           -----------
Realized and Unrealized Gain on Investment
------------------------------------------
Net realized gain from investment transactions .......................                      24,078,123
Net unrealized appreciation of investments during the period .........                      28,403,151
                                                                                           -----------
  Net gain on investments ............................................                      52,481,274
                                                                                           -----------
Net increase in net assets resulting from operations .................                     $51,510,128
                                                                                           ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE SIX-MONTH
                                                                                        PERIOD ENDED           FOR THE
                                                                                     FEBRUARY 29, 2000       YEAR ENDED
                                                                                        (UNAUDITED)        AUGUST 31, 1999
                                                                                    ===================   ================
Increase in net assets:
Operations:
 Net investment loss ............................................................      $    (971,146)       $ (1,063,237)
 Net realized gain from investment transactions .................................         24,078,123          23,111,162
 Net unrealized appreciation of investments during the period ...................         28,403,151          31,487,745
                                                                                       -------------        ------------
 Net increase in net assets resulting from operations ...........................         51,510,128          53,535,670
Distributions to shareholders from:
 Net realized gains Class A Shares, ($2.62 and $1.32 per share, respectively) ...        (16,827,483)         (6,989,221)
 Net realized gains Class B Shares, ($2.62 and $1.32 per share, respectively) ...         (2,297,243)           (477,834)
 Net realized gains Class C Shares, ($2.62 and $1.32 per share, respectively) ...         (4,038,864)           (983,407)
Increase in net assets from Fund share transactions (Note 2) ....................         65,509,052          57,959,964
                                                                                       -------------        ------------
Increase in net assets ..........................................................         93,855,590         103,045,172
Net assets, beginning of period .................................................        224,372,991         121,327,819
                                                                                       -------------        ------------
Net assets, end of period (including accumulated net investment loss of $971,146
 for the period ended February 29, 2000) ........................................      $ 318,228,581        $224,372,991
                                                                                       =============        ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.




                                                                          CLASS A SHARES
                                             =========================================================================
                                                    FOR THE
                                                   SIX-MONTH
                                                    PERIOD
                                                     ENDED                        FOR THE YEARS ENDED
                                                 FEBRUARY 29,                          AUGUST 31,
                                                     2000         ====================================================
                                                  (UNAUDITED)         1999        1998        1997          1996
                                             ==================== =========== =========== =========== ================
Net asset value, beginning of period .......     $    27.18        $  20.34    $  18.60    $  15.58      $   15.53
                                                 ----------        --------    --------    --------      ---------
Income from Investment Operations:
 Net investment income (loss)(a) ...........         ( 0.07)         ( 0.10)     ( 0.07)     ( 0.06)          0.00 (b)
 Net realized and unrealized gain
  on investments ...........................           6.14            8.26        3.94        4.85           1.81
                                                 ----------        --------    --------    --------      ---------
 Total from Investment
  Operations ...............................           6.07            8.16        3.87        4.79           1.81
                                                 ----------        --------    --------    --------      ---------
Less Distributions:
 Dividends from net investment
  income ...................................             --              --          --          --         ( 0.04)
 Distributions from net realized
  gains ....................................         ( 2.62)         ( 1.32)     ( 2.13)     ( 1.77)        ( 1.72)
                                                 ----------        --------    --------    --------      ---------
 Total Distributions .......................         ( 2.62)         ( 1.32)     ( 2.13)     ( 1.77)        ( 1.76)
                                                 ----------        --------    --------    --------      ---------
Net asset value, end of period .............     $    30.63        $  27.18    $  20.34    $  18.60      $   15.58
                                                 ==========        ========    ========    ========      =========
Total Return (%)(c). .......................          22.44  (d)      41.18       21.45       33.61          12.79
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets .........................           1.25  (e)       1.29        1.41        1.48           1.54
 Net investment gain (loss) to average
  daily net assets (a) .....................           (.53) (e)       (.45)       (.34)       (.30)          (.02)
 Portfolio turnover rate ...................             31  (d)         44          25          42             54
 Net assets, end of period ($ millions)                 224             169         104          81             70



                                               CLASS A
                                                SHARES                    CLASS B SHARES
                                             =========== =================================================
                                               FOR THE
                                              YEARS ENDED
                                             AUGUST 31,
                                             ===========
                                                 1995        (UNAUDITED)        1999       1998/dagger/
                                             =========== ================== =========== ==================
Net asset value, beginning of period .......  $  15.30      $    26.40       $  19.91      $    19.36
                                              --------      ----------       --------      ----------
Income from Investment Operations:
 Net investment income (loss)(a) ...........      0.08          ( 0.14)        ( 0.19)         ( 0.06)
 Net realized and unrealized gain
  on investments ...........................      1.37            5.94           8.00            0.61
                                              --------      ----------       --------      ----------
 Total from Investment
  Operations ...............................      1.45            5.80           7.81            0.55
                                              --------      ----------       --------      ----------
Less Distributions:
 Dividends from net investment
  income ...................................    ( 0.06)             --             --              --
 Distributions from net realized
  gains ....................................    ( 1.16)         ( 2.62)        ( 1.32)            ---
                                              --------      ----------       --------      ----------
 Total Distributions .......................    ( 1.22)         ( 2.62)        ( 1.32)            ---
                                              --------      ----------       --------      ----------
Net asset value, end of period .............  $  15.53      $    29.58       $  26.40      $    19.91
                                              ========      ==========       ========      ==========
Total Return (%)(c). .......................     10.85           22.06  (d)     40.27            2.84  (d)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets .........................      1.62            1.90  (e)      1.92            2.01  (e)
 Net investment gain (loss) to average
  daily net assets (a) .....................       .49           (1.19) (e)     (1.10)           (.86) (e)
 Portfolio turnover rate ...................        66              31  (d)        44              25
 Net assets, end of period ($ millions)             73              33             20               5



                                               CLASS C SHARES
                                             ==================
                                                   FOR THE
                                                  SIX-MONTH
                                                   PERIOD
                                                    ENDED
                                                FEBRUARY 29,
                                                    2000
                                                 (UNAUDITED)
                                             ==================
Net asset value, beginning of period .......    $    26.39
                                                ----------
Income from Investment Operations:
 Net investment income (loss)(a) ...........        ( 0.13)
 Net realized and unrealized gain
  on investments ...........................          5.92
                                                ----------
 Total from Investment
  Operations ...............................          5.79
                                                ----------
Less Distributions:
 Dividends from net investment
  income ...................................            --
 Distributions from net realized
  gains ....................................        ( 2.62)
                                                ----------
 Total Distributions .......................        ( 2.62)
                                                ----------
Net asset value, end of period .............    $    29.56
                                                ==========
Total Return (%)(c). .......................         22.03  (d)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets .........................          1.90  (e)
 Net investment gain (loss) to average
  daily net assets (a) .....................         (1.19) (e)
 Portfolio turnover rate ...................            31  (d)
 Net assets, end of period ($ millions)                 61



                                                                           CLASS C SHARES
                                             ===========================================================================
                                                                         FOR THE YEARS ENDED
                                                                              AUGUST 31,
                                             ============================================================================
                                                 1999        1998        1997           1996         1995/double dagger/
                                             =========== =========== =========== ================== ====================
Net asset value, beginning of period .......  $  19.90    $  18.34    $  15.46      $    15.50          $    14.18
                                              --------    --------    --------      ----------          ----------
Income from Investment Operations:
 Net investment income (loss)(a) ...........    ( 0.19)     ( 0.09)     ( 0.13)         ( 0.03) (b)         ( 0.01)
 Net realized and unrealized gain
  on investments ...........................      8.00        3.78        4.78            1.75                1.33
                                              --------    --------    --------      ----------          ----------
 Total from Investment
  Operations ...............................      7.81        3.69        4.65            1.72                1.32
                                              --------    --------    --------      ----------          ----------
Less Distributions:
 Dividends from net investment
  income ...................................        --          --          --          ( 0.04)                 --
 Distributions from net realized
  gains ....................................    ( 1.32)     ( 2.13)     ( 1.77)         ( 1.72)                 --
                                              --------    --------    --------      ----------          ----------
 Total Distributions .......................    ( 1.32)     ( 2.13)     ( 1.77)         ( 1.76)                ---
                                              --------    --------    --------      ----------          ----------
Net asset value, end of period .............  $  26.39    $  19.90    $  18.34      $    15.46          $    15.50
                                              ========    ========    ========      ==========          ==========
Total Return (%)(c). .......................     40.29       20.72       32.91           12.16                9.31  (d)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets .........................      1.92        2.00        2.04            2.05                2.17  (e)
 Net investment gain (loss) to average
  daily net assets (a) .....................     (1.10)       (.90)       (.88)           (.57)               (.33) (e)
 Portfolio turnover rate ...................        44          25          42              54                  66
 Net assets, end of period ($ millions)             35          12           3             1.0                   0

-------
 /dagger/ For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
 /double dagger/ For the period April 3, 1995 (commencement of Class C Shares) to August 31, 1995.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class A Shares for the two years ended August 31, 1996 and 1995, respectively. The operating expense ratios including such items would have been 1.87 % and 1.81 % for Class A Shares for the two years ended August 31, 1996 and 1995, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C Share for the two years ended August 31, 1995 and 1996, respectively.
    The operating expense ratio including such items would have been 2.30 % and 2.42 % (annualized) for Class C Shares for the two years ended August 31, 1995 and 1996, respectively.
(b) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.
(c) Does not reflect the imposition of a sales charge.
(d) Not Annualized.
(e) Annualized


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


     SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost which, approximates market.


     REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.


     FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.


     DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.


     STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.


     EXPENSES: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian, distribution fee, etc., while other expenses such as insurance expense, are allocated proportionately among the Heritage Funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.


     CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.


     OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
Note 2: FUND SHARES. At February 29, 2000, there was an unlimited number of shares of beneficial interest of no par value authorized.


     Transactions in Class A, B and C Shares of the Fund during the six-month period ended February 29, 2000, were as follows:


                                                  CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
                                          ============================== =========================== ============================
                                              SHARES         AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                                          ============= ================ ============ ============== ============= ==============
    FOR THE PERIOD ENDED FEBRUARY 29, 2000
    (UNAUDITED)
     Shares sold ........................   1,011,995    $  30,989,689      350,105    $ 10,338,751      727,109    $ 21,577,184
     Shares issued on reinvestment of
       distributions ....................     534,790       16,204,151       74,580       2,185,187      134,326       3,934,392
     Shares redeemed ....................    (464,267)     (14,282,220)     (63,007)     (1,850,140)    (121,314)     (3,587,942)
                                            ---------    -------------      -------    ------------     --------    ------------
     Net increase .......................   1,082,518    $  32,911,620      361,678    $ 10,673,798      740,121    $ 21,923,634
                                                         =============                 ============                 ============
     Shares outstanding:
      Beginning of period ...............   6,221,217                       762,639                    1,332,714
                                            ---------                       -------                    ---------
      End of period .....................   7,303,735                     1,124,317                    2,072,835
                                            =========                     =========                    =========

     Transactions in Class A, B and C Shares of the Fund during the year ended August 31, 1999 were as follows:



                                                    CLASS A SHARES
                                            ==============================
                                                SHARES         AMOUNT
                                            ============= ================
    FOR THE YEAR ENDED AUGUST 31, 1999
     Shares sold ..........................   1,525,107    $   38,812,480
     Shares issued on reinvestment of
       distributions ......................     292,671         6,833,858
     Shares redeemed ......................    (698,608)      (17,804,722)
                                              ---------    --------------
     Net increase .........................   1,119,170    $   27,841,616
                                                           ==============
     Shares outstanding:
      Beginning of year ...................   5,102,047
                                              ---------
      End of year .........................   6,221,217
                                              =========



                                                  CLASS B SHARES               CLASS C SHARES
                                            =========================== ============================
                                               SHARES        AMOUNT         SHARES        AMOUNT
                                            ============ ============== ============= ==============
    FOR THE YEAR ENDED AUGUST 31, 1999
     Shares sold ..........................    521,926    $ 13,082,756      906,945    $ 22,504,638
     Shares issued on reinvestment of
       distributions ......................     20,394         464,787       41,940         955,395
     Shares redeemed ......................    (54,591)     (1,425,258)    (224,397)     (5,463,970)
                                               -------    ------------     --------    ------------
     Net increase .........................    487,729    $ 12,122,285      724,488    $ 17,996,063
                                                          ============                 ============
     Shares outstanding:
      Beginning of year ...................    274,910                      608,226
                                               -------                     --------
      End of year .........................    762,639                    1,332,714
                                               =======                    =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the six-month period ended February 29, 2000, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $126,710,974 and $80,802,087, respectively.


Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to the current registration statement dated January 3, 2000, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.40% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.15% of that classes' average daily net assets for the fiscal year ending August 31, 2000. No fees were waived and no expenses were reimbursed for the six-month period ended February 29, 2000.


     The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the six-month period ended February 29, 2000 the subadviser earned $343,382, which was paid by the Manager.


     From December 12, 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc, a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.


     The Manager is also the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $75,337 for Dividend Paying and Shareholder Servicing and $26,628 for Fund Accounting services of which $26,699 and $9,200 was payable as of February 29, 2000, respectively.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $100,602 in front-end sales charges for Class A Shares, $12,213 in contingent deferred sales charges also for Class A Shares, $30,412 in contingent deferred sales charges for Class B Shares and $9,380 in contingent deferred sales charges for Class C Shares for the six-month period ended February 29, 2000. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.


     Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.


     Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.


Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1999, to reflect reclassification arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged accumulated net realized gain for $1,063,237.

                 This page has been intentionally left blank.

HERITAGE FAMILY OF FUNDS(TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH

HERITAGE MONEY MARKET FUNDS
CASH TRUST MONEY MARKET
CASH TRUST MUNICIPAL MONEY MARKET

HERITAGE BOND FUNDS
HIGH YIELD
INTERMEDIATE GOVERNMENT

HERITAGE STOCK FUNDS
AGGRESSIVE GROWTH
CAPITAL APPRECIATION
GROWTH EQUITY
INCOME-GROWTH
INTERNATIONAL
MID CAP
SMALL CAP
TECHNOLOGY
VALUE EQUITY

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 2000 Heritage Asset Management, Inc.

15M
AR5331 SCA 2/00


[HERITAGE LOGO]  Heritage Capital Appreciation Trust
                 P.O. Box 33022
                 St. Petersburg, FL 33733
-------------------------------------------------------------------------------
 ADDRESS SERVICE REQUESTED